Business Combination	12 Months Ended
Feb. 28, 2025
Business Combinations [Abstract]
Business Combination

3. BUSINESS COMBINATION

Business combinations during the year ended February 29, 2024:

On June 1, 2023, the Group invested 23.8% equity interest of Shanghai Zihua International Travel Service Co., Ltd. ("Shanghai Zihua") for a total capital contribution of RMB2,500. At the same day, the Company acquired another 31.2% equity interest of Shanghai Zihua for a consideration of nil. As a result of these transactions, the Group obtained the control in Shanghai Zihua and accounted for these transaction as step acquisitions. The goodwill and non-controlling interests acquired from the acquisition were RMB1,125 and RMB1,125, respectively. Pro forma results of operations for this acquisition have not been presented as they are not material to the Group’s consolidated results.